                                                                   EXHIBIT 10(A)

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE
SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD BY THE COMPANY IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH THE PROVISIONS OF
SECTION 4(2) UNDER THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            STOCK PURCHASE AGREEMENT


BriteSmile, Inc.                                                January 12, 2000
490 North Wiget Lane
Walnut Creek, CA 94598

Gentlemen:

         In connection with the offer and proposed issuance (the "Offering") of shares of common stock, par value $.001 per share ("Common Stock") of BriteSmile, Inc., a Utah corporation ("BriteSmile" or the "Company"), in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Act"), the purchasers identified on Exhibit A attached hereto (each, a "Purchaser") and the Company agree as follows:

         1. Purchase of Securities. Subject to the terms and conditions of this Agreement, each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, and the Company agrees to issue and sell to each Purchaser, the number of shares of Common Stock (the "Shares") set forth opposite the Purchaser's name on Exhibit A. The aggregate purchase price for the Shares shall be Twenty Million Dollars ($20,000,000), allocated as set forth opposite each Purchaser's name on Exhibit A, the purchase price per Share (the "Purchase Price") being the lesser of: (i) Six Dollars ($6.00) per Share, or (ii) Eighty-five Percent (85%) of the average closing sale price per share of the Common Stock on the American Stock Exchange ("AMEX") during the period of (5) trading days immediately preceding the Closing. Each Purchaser shall pay the Purchase Price for all Shares to be acquired by such Purchaser in full prior to or at Closing, via wire transfer to an account of the Company designated by the Company. Wire instructions shall be provided prior to Closing.

         2. Registration Rights. The Shares shall be entitled to certain registration rights, as provided in a Registration Rights Agreement in such form as is mutually acceptable to the parties hereto, be dated as of the Closing Date (the "Registration Rights Agreement"). The Registration

Rights Agreement, together with this Agreement and the Voting and Co-Sale Agreement referred to in Section 8.10 hereof, constitute the "Transaction Documents").

         3. Board Nominee Rights. The Company covenants and agrees that for so long as the Purchasers, their affiliates and permitted transferees collectively are the beneficial owners of Fifty Percent (50%) or more of the Shares, (i) the Purchasers shall have the right, at any time after the Closing Date and upon delivery of written notice to the Company, to designate one person (the "Purchasers' Director") to be appointed as a Director of the Company, (ii) the Purchasers shall have the right to designate the Purchasers' Director for election to the Board of Directors of the Company at any shareholders meeting at which Company Directors are elected, (iii) the Purchasers shall have the exclusive right to remove any Purchasers' Director from the Board of Directors at any time by written notice to the Board of Directors, and (iv) in the event of the death, disability, legal incapacity, resignation or removal of a Purchasers' Director, the Purchasers shall have the exclusive right to designate a successor nominee for election as a director of the Company (which successor, upon such election, shall be a Purchasers' Director). In consideration of the services to be rendered by the Purchasers' Director, and any successor Purchasers' Director, the Company agrees to grant stock options to such Purchasers (or to such designee(s)) as may be specified by Purchasers' Director, at such times and in such amounts customarily granted to the Company's outside directors.

         4. Closing. Payment for the Shares by the Purchasers and delivery of the Shares by the Company shall be deemed to complete the transactions contemplated by this Agreement (the "Closing"). The Closing shall occur on or before January 14, 2000, provided that at such time all of the conditions precedent set forth in Sections 8 and 9 shall have been satisfied or waived, or such later date as such conditions precedent shall have been satisfied or waived (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate or certificates representing the Shares purchased by such Purchaser.

         5. Representations and Warranties of Purchasers. To induce the Company's acceptance of this Agreement, each Purchaser hereby represents and warrants, severally and not jointly, to the Company, its agents and attorneys, as follows:

                  5.1 Investor Status. It is an "accredited investor" within the meaning of Section 501(a) of Regulation D promulgated under the Act.

                  5.2 Liquidity. It presently has sufficient liquid assets to pay the Purchase Price for all Shares to be purchased by it hereunder. It has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. It is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

                  5.3 Authorization. It has the requisite power and authority (corporate, partnership or other) to enter into this Agreement, acquire the Shares, and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by such Purchaser in connection with any of the transactions contemplated by this Agreement, have been duly authorized by all required action of such Purchaser and, if applicable, such Purchaser's owners or managers. The person executing this Agreement and any other documents or instruments in connection with this Agreement is duly authorized to do so on behalf of such Purchaser.

                  5.4 Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be executed in connection therewith, nor the consummation of the transactions contemplated thereby and compliance with the requirements thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it, or the provision of any indenture, instrument or agreement to which it is a party or is subject, or by which it or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by or to it to any third party, or require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which it is subject or to which any of its properties, operations or management may be subject. If Purchaser is, or is purchasing Shares on behalf of, a mutual fund, venture capital fund, investment partnership, or other entity formed for the purpose of group investing on behalf of fund equity owners (an "Investment Fund"), Purchaser has made its own determination of the suitability of an investment in Shares for the Investment Fund and an investment in Shares satisfies all diversification, liquidity and other requirements applicable to an investment by such Investment Fund.

                  5.5 Sole Party in Interest. It is the sole and true party in interest with respect to the Shares being issued to it, and no other person or entity has or will have upon such issuance beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in such Shares or any portion thereof.

                  5.6 Investment Purpose. It represents that it is acquiring the Shares for its own account, for investment purposes, and not for the account or benefit of any other person or entity or for or with a view to resale or distribution thereof, and it has no present intention to effect any distribution of the Shares, provided that the disposition of the Shares owned by such Purchaser shall at all times be and remain within its control, subject to the provisions of this Agreement and the Registration Rights Agreement.

                  5.7 Knowledge and Experience. It is experienced in evaluating and making speculative investments, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company. It understands that an investment in the Company is speculative and has concluded that its proposed investment is appropriate in light of its overall investment objectives and financial situation.

                  5.8 Disclosure; Access to Information. It has received, read and understands this Agreement. All documents, records, books and other information pertaining to its investment in the Company requested by it have been made available for inspection and copying and there are no additional materials or documents that have been requested by it that have not been made available by or on behalf of the Company. It further acknowledges that the Company is subject to the periodic reporting requirements of the Exchange Act, and it has reviewed or received copies of any such reports that have been requested by it. Without limiting the generality of the foregoing, it acknowledges that it has received and reviewed copies of the following documents and materials, all of which are incorporated herein by reference:

                           (a) Articles of Amendment Adopting Revised Articles of Incorporation of the Company, filed on August 11, 1998 with the Utah Division of Corporations and Commercial Code;

                           (b)      Bylaws of the Company, as amended;

                           (c)      Annual  Report on Form 10-KSB for the fiscal
                                    year  ended   March  31,   1999  (the  "1999
                                    10-KSB");

                           (d) Quarterly Reports on Form 10-QSB for the quarters ended June 30 and September 30, 1999 (the "1999 10-QSBs");

                           (e) Current Report on Form 8-K dated June 4, 1999 (the "June 1999 8-K");

                           (f) The Company's Proxy Statement, dated August 4, 1999, for the Company's 1999 Annual Meeting of Shareholders held on August 25, 1999 (the "1999 Proxy Statement"); and

                           (g) All of the documents (the "Disclosure Documents") submitted to Purchaser by the Company in response to the Pequot Private Equity Due Diligence Checklist delivered to the Company on November 30, 1999, including those documents, disclosures, and/or exceptions relating to the Company's representations and warranties herein, and listed or otherwise identified in those certain

                                    Schedules   to  the   Disclosure   Documents
                                    attached separately to this Agreement as Exhibit B (the "Disclosure Schedules").

                  5.9 Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, it has relied exclusively upon information, representations, warranties and covenants included in the Transaction Documents or incorporated therein by reference, and not on any other representations, promises or information, whether written or verbal, by any person.

                  5.10 Accuracy of Representations and Information. All representations made by it in this Agreement, and all information provided by it to the Company concerning it are correct and complete in all material respects as of the date hereof. If there is any material change in such information before the Closing Date and the issuance of the Shares, it immediately will provide such information to the Company.

                  5.11 Tax Matters. It has reviewed and understands the U.S. federal and any applicable state income tax aspects of its purchase of the Shares, and has received such advice in this regard as it deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

                  5.12 No Brokers or Finders. Neither the Purchaser nor any person acting on its behalf has employed any broker, agent or finder, or incurred any liability for any brokerage fees, agents' commissions or finders' fees, in connection with the transactions contemplated herein.

                  5.13 Certain Risk Factors. It understands that there are risks associated with an investment in the Company, including those disclosed in documents incorporated herein by reference pursuant to Section 5.8 of this Agreement.

                  5.14 Manner of Sale. At no time was such Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, except as disclosed in the Disclosure Schedules and specifically identified in the particular section of this Agreement to which exception is to be taken, as follows. Except where the context requires otherwise, references in this Section 6 to "person" shall include any individual, corporation, or other entity.

                  6.1      Organization, Standing, Etc..

                           (a) The Company is duly organized, validly existing, and in good standing under the laws of the State of Utah and, except as disclosed in Schedule 1A of the Disclosure Schedule, has the requisite corporate power and authority to own operate, lease and encumber its properties and carry on its business as now conducted, to enter into and perform the Transaction Documents, and to execute and perform its obligations under the documents, instruments and agreements related to the Transaction Documents. The Company is duly qualified to do business and in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

                           (b)      The Company has three wholly-owned
                                    subsidiaries; namely, BriteSmile, Inc., a
                                    Delaware corporation ("BriteSmile
                                    Delaware"), BriteSmile International, Inc., a company organized under the laws of Ireland ("BriteSmile International"), and BriteSmile Management, Inc., a Utah corporation ("BriteSmile Management")
                                    (individually, a "Subsidiary" and
                                    collectively, the "Subsidiaries").
                                    BriteSmile Delaware and BriteSmile
                                    Management are inactive shell corporations, having no assets, liabilities, nor current business operations. BriteSmile International is duly organized, validly existing, and in good standing under the laws of Ireland. Other than the Subsidiaries named herein, the Company has no ownership interests in any other business entities.

                  6.2 Authorization. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein have been duly authorized by all requisite corporate action of the Company, and each of the Transaction Documents and all instruments and agreements to be delivered in connection therewith constitute its legally, valid and binding obligations, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to the rights of creditors. The form of Amended and Restated Articles of Incorporation of the Company (the "New Articles," attached hereto as Exhibit C) to be presented to shareholders for approval at a Special Meeting of the shareholders of the Company to be held January 31, 1999 (the "Special Meeting") referred to in Sections 7.7 and 8.9 herein, the proxy materials to be delivered to Company shareholders in connection therewith, and the calling of the Special Meeting, have been duly authorized by all requisite action by the directors of the Company.

                  6.3 Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to the

         Purchaser in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, will (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of the Company, or of the New Articles, or of the comparable governing documents of any Subsidiary, or (B) the provision of any indenture, instrument or agreement to which the Company or a Subsidiary is a party or by which any of their properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company; (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Company to any third party, (iii) require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Company or any Subsidiary is subject or to which it or any of its properties, operations or management may be subject; (iv) result in a breach or violation of, a default under, or the triggering of any payment or other obligations pursuant to, or accelerate vesting under, any employment agreement, any compensation plan or any grant or award made under any of the foregoing; or (v) require any consent, approval or authorization of, or declaration, filing or registration with, any government or state, of or in the United States, or any agency, authority, commission, department or similar body or instrumentality thereof, or any government tribunal or court (each of the foregoing, a "Government Authority"), other than any filings required under the Act, the Exchange Act, state securities laws ("Blue Sky Laws") or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") (collectively, the "Regulatory Filings").

                  6.4 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock par value $.001 per share. As of December 23, 1999, 20,140,925 shares of Common Stock were issued and outstanding, no shares were held in the Company's treasury, and, as of December 23, 1999 7,414,517 shares were reserved for issuance pursuant to any outstanding options or other rights to acquire or receive Common Stock. All of the outstanding shares of Common Stock are, and the Shares will be, when paid for, issued and delivered, duly authorized by all requisite corporate action on the part of the Company, validly issued, fully paid and non-assessable and free of any preemptive rights. Exhibit D attached hereto is a Capitalization Table of the Company immediately prior to and immediately following the Closing. The information set forth in the Capitalization Table is true correct and complete. Except as listed in
         Schedule 1(G) of the Disclosure Schedules, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of Common Stock of the Company, or contracts by which the Company is or may become bound to issue additional shares of its Common Stock or options, warrants or other rights to purchase or acquire any shares of its Common Stock.

                  6.5 SEC Reports and Financial Statements. The Company's 1999 Form 10-KSB, 1999 10-QSBs, June 1999 8-K, and 1999 Proxy Statement, copies of which have been filed with or furnished to the Securities and Exchange Commission ("SEC") (collectively, the "SEC Reports"), were when filed with the SEC accurate in all material respects and did not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading. The Company has not filed with nor furnished to the SEC any other document since January 1, 1999, except for the preliminary proxy materials relating to the Special Meeting which were filed with the SEC on December 30, 1999, and the definitive proxy materials relating to such meeting which were filed with the SEC and mailed to the Company's shareholders on January 11, 2000. True and correct copies of the preliminary and definitive proxy materials have been furnished to Purchasers. The financial statements included in the SEC Reports (the "Financial Statements") present fairly the financial position of the Company at their respective dates and the results of its operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements (subject, in the case of unaudited financial statements, to the absence of notes and year-end adjustments which, in the aggregate, will not be material in amount or effect). The SEC Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Company under the Act, the Exchange Act, and the rules and regulations promulgated thereunder. Except (i) as set forth in the Financial Statements or in the notes attached thereto and (ii) for liabilities incurred in the normal course of business, or in connection with this Agreement or the transactions contemplated hereby, the Company has no liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known, whether due or to become due and regardless of when asserted).

                  6.6  Litigation,  Etc. Except as disclosed in the SEC Reports, or in Schedules 18B or 18C of the  Disclosure  Schedules,  there are no
         (a) suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations or other controversies pending, or to the knowledge of the Company threatened, or as to which the Company or any Subsidiaries has received any notice, claim or assertion, or (b) obligations or liabilities (other than obligations and liabilities arising in the ordinary course of business), whether accrued, contingent or otherwise, which, in either case (a) or (b), involve a potential cost or liability to the Company or any Subsidiaries which would, individually or in the aggregate, materially and adversely affect the financial condition, results of operations, business or prospects of the Company and its Subsidiaries, or which challenges the validity or enforcability of the Transaction Documents or the transactions comtemplated therein. Neither the Company nor any Subsidiary is in default with respect to any order, writ, injunction or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting or relating to it which is material to the financial condition, results of operations or business of the Company.

                  6.7 No Brokers and Finders. Neither the Company, any Subsidiary, nor any person acting on behalf of the Company or its Subsidiaries has employed any broker, agent or finder, or incurred any liability for any brokerage fees, agents' commissions or finders' fees, in connection with the transactions contemplated herein.

                  6.8 Regulatory Compliance. To the best knowledge of the Company, it and its Subsidiaries have operated and are currently operating in compliance in all material respects with all laws, rules, regulations, orders, decrees, licenses or permits applicable to it or to its business. Neither the Company nor any of its Subsidiaries has received any notice from the U.S. Food and Drug Administration or any other governmental agency or authority of any noncompliance by the Company or any Subsidiary with any law, rule, regulation, order, decree, license or permit applicable to it or its business or properties.

                  6.9 Articles of Incorporation and By-laws. The Company has delivered to each Purchaser copies of its Articles of Incorporation and all amendments thereto and comparable governing documents of its Subsidiaries, which copies are complete and correct. Except as disclosed in Schedule I(A) of the Disclosure Schedules, the Company is not in default under or in violation of any provisions of its Articles of Incorporation or comparable governing documents of its Subsidiaries. The Company's Articles of Incorporation have not been amended since the date of the Amendments thereof delivered to the Purchasers and except as disclosed in Schedule I(A) or Section 8.9 herein, no action has been taken for the purpose of effecting any amendment thereto. The Company has delivered to the Purchaser copies of its By-laws and all amendments thereto and comparable governing documents of its Subsidiaries, which copies are complete and correct. The Company and its Subsidiaries are not in default under or in violation of any provision of their Bylaws or comparable governing documents.

                  6.10 Product Liability. Neither the Company nor any of its Subsidiaries has received any notice, claim or assertion regarding an actual or alleged material liability of the Company with respect to any of its products.

                  6.11 Manufacturing Relationships.  Neither the Company nor any
         of its Subsidiaries has received any notice, claim or assertion from or with respect to any original equipment manufacturer counterparty of the Company or its Subsidiaries regarding any intention of such party to either discontinue its relationship with the Company or its Subsidiaries or develop or market products in competition with the Company or its Subsidiaries.

                  6.12 Patents and Proprietary Rights. The Company has no reason to believe that any of its patents or proprietary rights nor those of any Subsidiaries infringe upon or otherwise violate the patents or proprietary rights of any other party. Neither the Company nor any of its Subsidiaries has received any notice, claim or assertion that its patents or proprietary rights or products or proposed products infringe upon or otherwise violate the patents or proprietary rights of any other party. For purposes of this Section 6.12, "Intellectual Property" shall mean, collectively: (I) all U.S. and foreign registered, unregistered and pending (i) trade names, trade dress, trademarks, service marks, assumed names, business names and logos, and all registrations and applications therefor, together with all goodwill symbolized thereby,
         (ii) computer software, data files, source and object codes, user interfaces, manuals and other specifications and documentation and all know-how relating thereto (collectively, the "Computer Software"),
         (iii) copyrights (including without limitation those in Computer Software, and all registrations and applications therefor), (iv) utility and design patents, registered designs and invention disclosures (including without limitation those relating to Computer Software), and all grants, registrations and applications therefor (collectively, the "Patents"), (v) trade secrets, inventions, processes, formulae, know-how, concepts, ideas, research and development, designs, business plans, strategies, marketing and other information and customer lists (collectively, the "Trade Secrets"), and
         (vi) other intellectual property, including without limitation adequate research and development facilities; and (II) all license, assignment, distribution or other agreements (collectively, the "Contracts") relating to any of the items set forth in this Section 6.12.

                           (a) Schedules 17H and 17I of the Disclosure Schedules includes a complete and accurate list of (i) all Intellectual Property in which the Company or any of its Subsidiaries has an ownership interest, indicating the owner thereof, and all applications, registrations and grants with respect thereto (collectively, the "Owned Property"), provided that the Schedule need not identify non-material unregistered copyrights unless such copyrights relate to proprietary Computer Software, or Trade Secrets unless presently being commercially used by the Company and not disclosed in Patents, (ii) all Intellectual Property (other than the Owned Property) which is used in or relates to the business of the Company (including the business of any Subsidiary), indicating the owner or licensor thereof, and (iii) all Contracts with respect to the Intellectual Property Preferred to in clauses (i) and (ii) above. The Intellectual Property included in clauses (i) and (ii) above is collectively referred to herein as the "Company Intellectual Property".

                           (b) Except as set forth in Schedules 17H and 17I, the Company or a Subsidiary is the sole and exclusive owner of the Owned Property, and is listed in the records of the appropriate U.S. and/or foreign governmental agencies as the sole and exclusive owner of record for each registration, grant and application listed in such Schedules.

                           (c) To the Company's best knowledge, no act has been done or omitted to be done by the Company or any Subsidiary, or any licensee thereof, which has had or could have the effect of impairing or dedicating to the public, or entitling any U.S. or foreign governmental authority or any other person to cancel, forfeit, modify or consider abandoned, any Owned Property, or give any person any rights with respect thereto (other than pursuant to a Contract identified in Schedule 17F), and all of the Company's or a Subsidiary's rights in the Company Intellectual Property are valid, enforceable and free of defects. Neither the Company nor any Subsidiary has any knowledge of any facts or claims which cause or would cause any Company Intellectual Property to be invalid or unenforceable, and neither the Company nor any Subsidiary has received any notice that any person may bring such a claim.

                           (d) The Company and each of its Subsidiaries owns or otherwise has the valid right to use through a Contract listed in Schedule 17F any and all Intellectual Property that is used in or is necessary or advisable for the conduct of the business as currently conducted and as contemplated to be conducted, free and clear of any lien, encumbrance, royalty or other payment obligations (except for royalties payable in respect of off-the-shelf Computer Software at standard commercial rates) and otherwise on commercially reasonable terms.

                           (e) To the Company's best knowledge, none of the Company, any of its Subsidiaries or the business of the Company as currently conducted or as contemplated to be conducted, is in conflict with or in violation or infringement of, or has violated or infringed, nor has the Company or any of its Subsidiaries received any notice of any conflict with or violation or infringement of, nor are proceedings or claims pending, nor have any such proceedings or claims been instituted or asserted in writing against the Company or any of its Subsidiaries, nor are any proceedings threatened, alleging any violation, nor is there any valid basis for any such proceeding or claim, of any rights or asserted rights of any other person with respect to any Intellectual Property of such other person.

                           (f) No proceedings or claims in which the Company or any of its Subsidiaries alleges that any person is infringing upon, or otherwise violating, any Company Intellectual Property are pending, and none have been served by, instituted or asserted by the Company or any such Subsidiary, nor are any proceedings threatened alleging any such violation or infringement, nor does the Company or any such Subsidiary know of any valid basis for any such proceeding or claim.

                           (g) To the Company's best knowledge, neither the Company nor any of its Subsidiaries has, prior to the date hereof, divulged, furnished to or made accessible to any person, any Trade Secrets included in the Company Intellectual Property without having obtained an enforceable agreement of confidentiality from such person, the form of which confidentiality agreements is included in Schedule 15(C) or 16(G) of the Disclosure Schedules. All key personnel employed by the Company and its Subsidiaries have signed such an enforceable agreement of confidentiality.

                           (h) The Company and each of its Subsidiaries have obtained from all individuals who participated in any respect in the invention or authorship of any Owned Property (as employees of the Company or one of its Subsidiaries, as consultants, as employees of consultants or otherwise) effective waivers of any and all ownership rights of such individuals in such Owned Property, and assignments to the Company or one of its Subsidiaries of all rights with respect thereto, other than from such individuals whose copyrightable works the Company hereby represent to be "works made for hire" within the meaning of Section 101 of the Copyright Act of 1976. No officer or employee of the Company or any Subsidiary is subject to any agreement with any other person which requires such officer or employee to assign any interest in inventions or other intellectual property or keep confidential any trade secrets, proprietary data, customer lists or other business information or which restricts such officer or employee from engaging in competitive activities or solicitation of customers.

                           (i) To the Company's best knowledge, the Company and each of its Subsidiaries has taken all actions which are necessary or advisable in order to fully protect the Company Intellectual Property in a manner consistent with prudent commercial practice.


                  6.13 Unincorporated Documents or Materials. With respect to any document or other materials received by the Purchaser from the Company or its representatives which are not incorporated herein by reference, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein contain errors or misstatements or do not adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's technology and products, and (ii) such documents, materials and projections were prepared by the Company and its management in good faith.

                  6.14 Information. The information concerning the Company and its Subsidiaries set forth in or incorporated by reference in this Agreement or in any certificate or instrument furnished to the Purchaser in connection with the Transaction Documents, when considered together, is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  6.15 No Adverse Changes. Since the dates of the Financial Statements and SEC Reports, the Company and each of its Subsidiaries has conducted its business only in the ordinary course, and there has not been:

                           (a) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business, which have not been, either in any case or in the aggregate, materially adverse;

                           (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Common Stock;

                           (c) any commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by the Company or any of its Subsidiaries outside the ordinary course of business, or any material change in the Company's accounting principles, practices or methods;

                           (d) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company; or

                           (e) any other event, change, circumstance or condition of any character which has materially and adversely affected the business, prospects, condition, affairs, operations, properties or assets of the Company.

                  6.16 Tax Returns and Payments. Except as disclosed in Schedule 22B of the Disclosure Schedules, the Company and its subsidiaries have timely filed all tax returns and reports as required by Federal, state and local law; the returns and reports which have been filed are true and correct in all material respects; and the Company has timely paid all taxes and other assessments due and payable and has no knowledge of any liability for any tax to be imposed upon the Company or its properties or assets as of the date of this Agreement that is not adequately provided for. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

                  6.17     Title to Property and Assets

                           (a) Schedules 10A and 10D of the Disclosure Schedules set forth a complete and accurate list and the address of all real property leased or owned by the Company or any of its Subsidiaries or otherwise used by the Company or its Subsidiaries in the conduct of their respective businesses or operations (collectively, and together with the land at each address referenced in such Schedules and all buildings, structures and other improvements and fixtures located on or under such land and all easements, rights and other appurtenances to such land, the "Company Properties" and, individually, a "Company Property"). Neither the Company nor any of its Subsidiaries owns, holds or occupies any real property or any interest in real property other than such leasehold interests. All of such leases are in full force and effect with no default by the Company or any Subsidiary and, to the Company's knowledge, no material default by any other party thereto.

                           (b) The Company has no knowledge (i) that any currently required certificate, permit or license (including building permits and certificates of occupancy for tenant spaces) from any Government Authority having jurisdiction over any Company Property or any agreement, easement or other right which is necessary to permit the lawful use, occupancy or operation of the existing buildings, structures or other improvements which constitute a part of any of the Company Properties or which are necessary to permit the lawful use and operation of utility service to any Company Property or of any existing driveways, roads or other means of egress and ingress to and from any of the Company Properties has not been obtained or is not in full force and effect, or of any pending modification or cancellation of any of same, or (ii) of any violation by any Company Property of any United States or

                                    Canadian  federal,  state or municipal  law,
                                    ordinance, order, regulation or requirement,
                                    including  any  applicable   zoning  law  or
                                    building  code,  as a  result  of the use or
                                    occupancy  of  such   Company   Property  or
                                    otherwise. The Company has no knowledge of uninsured physical damage to any Company Property.

                           (c) The Company has no knowledge that any condemnation, eminent domain or re-zoning proceedings are pending or threatened with respect to any of the Company Properties.

                           (d) Schedule 3K of the Disclosure Schedule sets forth the Company's capital expenditure budget and schedule, which describes the capital expenditures which the Company has made or anticipates making from July 1, 1999 through December 31, 2000.

                           (e) The Company and each of its Subsidiaries have good and sufficient title to all the personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the balance sheets of the Company and its subsidiaries as of September 30, 1999, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all liens, mortgages, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets.

                           (f) All facilities, machinery, equipment, fixtures, vehicles and other assets owned, leased or used by the Company or a Subsidiary, which are reasonably required to operate the Company's or a Subsidiary's business as presently conducted, or proposed to be conducted, are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. With respect to the respective assets they lease, the Company and its Subsidiaries are in compliance with such leases and each holds a valid leasehold interest free of any liens, claims or encumbrances.

                  6.18  Insurance.  The  Company  has in full  force and  effect insurance policies, including liability policies, covering all the assets, business, equipment, properties, operations, employees, officers and directors of the Company and each of its Subsidiaries (collectively, the "Insurance Policies") which are of a type and in amounts customarily carried by persons conducting businesses similar to those of the Company. There is no material claim by the Company or any of its Subsidiaries pending under any of the material Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies. The Company maintains directors and officers liability insurance in the amount of $5,000,000. The Company will cause such policies to be maintained and renewed. Such policies shall be owned by the Company and shall name the Company as beneficiary and loss payee and shall not be subject to cancellation by the Company without prior approval of the Company's Board of Directors.

                  6.19 Permits. The Company and each Subsidiary have all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets, properties, prospects or financial condition of the Company and its Subsidiaries, and each believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Neither the Company nor any of its Subsidiaries is in default under any of such franchises, permits, licenses or other similar authority.

                  6.20 Confidential Information and Invention Assignment Agreements. All key employees, consultants and officers of the Company or a Subsidiary have executed an agreement with the Company or such Subsidiary, as the case may be, regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company is not aware that any employee, consultant, or officer of the Company or any Subsidiary is in violation thereof, and the Company will use its best efforts to prevent any such violation. Except as may be specifically provided in the employee, consulting, invention assignment or service provider agreements identified and disclosed to Purchasers pursuant to Schedules 12(A), 15(C), 16(G), or 16(I) of the Disclosure Schedules, no current employee, consultant or officer of the Company or a Subsidiary has excluded works or inventions made prior to his or her employment with the Company or a Subsidiary from his or her confidential information and invention assignment agreement.

                  6.21 Environmental and Safety Laws. To its knowledge, neither the Company nor any Subsidiary is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored or disposed of by the Company or a Subsidiary or, to the Company's or a Subsidiary's knowledge, by any other person on or from any property owned, leased or used by the Company or a Subsidiary. For the purposes of the preceding sentence, "Hazardous Material" shall mean
         (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

                  6.22 Corporate Documents. The current Amended and Restated Articles of Incorporation and Bylaws of the Company are in the form set forth in Schedule 1A of the Disclosure Schedules. The copies of the minutes and actions by written consent of the Company provided to the Purchasers' counsel under Tab 1C of the Disclosure Documents contain minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since May 2, 1996, and reflect all actions by the directors (and any committee of directors) and shareholders with respect to all transactions referred to in such minutes accurately in all material respects.

                  6.23 Employees. Neither the Company nor a Subsidiary has a collective bargaining agreement with any of its employees. There is no labor union organizing activity pending or, to the Company's or any Subsidiary's knowledge, threatened with respect to the Company or a Subsidiary. Other than employment offer letters and those employment agreements identified in Schedules 1G, 15C, 15D or 16E of the
         Disclosure Schedules, no employee has any agreement or contract, written or verbal, regarding his employment. Other than the Revised
         1997 Stock Option and Incentive Plan of the Company, neither the Company nor a Subsidiary is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or a Subsidiary, nor any consultant with whom the Company or a Subsidiary has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or a Subsidiary; and to the Company's knowledge, the continued employment by the Company or a Subsidiary of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. Neither the Company nor a Subsidiary has received any notice alleging that any such violation has occurred. Except as may be provided in the employment agreements to which the Company or a Subsidiary is a party, no employee of the Company or a Subsidiary has been granted the right to continued employment by the Company or a Subsidiary or to any material compensation following termination of employment with the Company or a Subsidiary. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company or a Subsidiary, nor does the Company nor a Subsidiary have a present intention to terminate the employment of any officer, key employee or group of key employees. To the best of its knowledge, the Company and its Subsidiaries has complied in all material respects with all applicable state and Federal equal employment opportunity and other laws related to employment.

                  6.24 Y2K Compliance. To the Company's knowledge, all information technology used by the Company or its Subsidiaries, including without limitation, in all products and services (i) provided by the Company or Subsidiary, whether to third parties or for internal use or (ii) used in combination with any information technology of its clients, customers, suppliers or vendors, accurately processes or will process date and time data (including, but not limited to calculating, comparing and sequencing) from, into and between the years 1999 and 2000 and the twentieth century and the twenty-first century, including leap years calculations and neither the performance nor functionality of such technology will be affected by dates prior to, during and after the year 2000. Neither the Company nor any Subsidiary has any obligation under the warranty agreements, service agreements or otherwise to remedy any information technology defect relating to the year 2000.

                  6.25 ERISA. Schedules 16E and 16K of the Disclosure Schedule sets forth, if any, each compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is maintained by the Company or a Subsidiary for any present or former employees, officers or directors of the Company or a Subsidiary ("Company Personnel") or with respect to which the Company or a Subsidiary has liability or makes or has an obligation to make contributions ("Employee Plans"). All contributions or payments owed with respect to any periods prior to the Closing under any Employee Plan have been made, or appropriately accrued. Each Employee Plan by its terms and operation is in compliance with all applicable laws (including, but not limited to, ERISA, the Code and the Age Discrimination in Employment Act of 1967, as amended), and all filings have been made on a timely basis. Neither the Company nor any Subsidiary, nor any entity that is or was at any time treated as a single employer with the Company or any Subsidiary under Section 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate") has at any time maintained, contributed to or been required to contribute to, or had any liability with respect to, any plan which is subject to Title IV of ERISA or Section 412 of the Code (an "ERISA Plan") (including, without limitation, any multiemployer plan (within the meaning of Section 3(37) of ERISA)). Neither the Company nor any Subsidiary, nor any other person, including any fiduciary, has engaged in any "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA), which could subject the Company, or any person who the Company has an obligation to indemnify, to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. The events contemplated by this Agreement (either alone or together with any other event) will not (i) entitle any Company Personnel to severance pay, unemployment compensation, or other similar payments under any Employee Plan or law, (ii) accelerate the time of payment or vesting or increase the amount of compensation or benefits due under any Employee Plan, or (iii) result in any payments (including parachute payments within the meaning of Section 280G of the Code) under any Employee Plan.

                  The Company and each of its Subsidiaries is in compliance with all laws and orders relating to the employment of labor and classification of persons as employees, including, without limitation, all such laws and orders relating to wages, hours, discrimination, civil rights, safety and the collection and payment of withholding and/or Social Security taxes and similar taxes and provision of employee benefits.

                  6.26 No Change of Control: Since September 30, 1999 no Change of Control of the Company has occurred, and to the Company's knowledge, no event has occurred which is reasonably likely to lead to a Change of Control, where "Change of Control" shall mean any transaction as the result of which a person, group or entity (i) shall acquire beneficial ownership, or the right to acquire beneficial ownership, of 30% or more of the outstanding shares of Common Stock or (ii) shall have the right or the ability to elect, or shall have elected, more than one half of the members of the Company's Board.

         6.27     Compliance with Agreements; Material Agreements:

                  (a) The Company and each of its Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any Government Authority and all other material reports and statements required to be filed by, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, and have paid all fees or assessments due and payable in connection therewith (provided that this representation does not cover tax matters, which are addressed in
                           Section 6.16 above). No regulatory agency has asserted that the Company or any Subsidiary is in violation of any requirement of law.

                  (b) The Financial Statements, the SEC Reports, and Schedules 11 and 21B of the Disclosure Schedules set forth (i) a description of all material indebtedness of the Company and each of its Subsidiaries, whether unsecured, or secured or collateralized by mortgages, deeds of trust or other security interests in any assets of the Company or of its subsidiaries, or otherwise and (ii) each Commitment entered into by the Company or any of its Subsidiaries (including any guarantees of any third party's debt or any obligations in respect of letters of credit issued for the Company's or any Subsidiary's account) which may result in total payments or liability in excess of $100,000. True and complete copies of the documents relating to the foregoing have been delivered or made available to Purchasers prior to the date hereof. Neither the Company nor any of its Subsidiaries is in default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a default, under any of the
                           documents described in clause (i) or (ii) of this paragraph or in respect of any payment obligations thereunder. There are no material joint venture or partnership agreements to which the Company or any of its Subsidiaries is a party as of the date hereof. To the Company's knowledge, the other parties to such
                           agreements   are  not  in  breach  of  any  of  their
                           respective obligations thereunder, except as would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect. There is no condition with respect to the Company's
                           Subsidiaries   (including   with   respect   to   the
                           partnership agreements for the Company's Subsidiaries that are partnerships) that could, individually or in the aggregate, result in a material adverse effect.

                  (c) Schedules 11 and 12A of the Disclosure Schedules set forth a complete and accurate list of all material agreements to which the Company or any of its Subsidiaries is a party relating to (i) the purchase or lease of products or services from third parties;
                           (ii) the provision of products or services to customers; and (iii) any agency agreements relating to any of the foregoing. True and complete copies of such agreements have been provided to Purchasers.

                  (d) Except as set forth in the Disclosure Schedules, each agreement set forth or referenced in this Section
                           6.27 is in full force and effect as against the Company or its Subsidiaries, as applicable, and to the Company's knowledge, as against the other parties thereto; no payments, if any, thereunder are delinquent; the Company is not in default thereunder; and no notice of default thereunder has been sent or received by the Company or any of its Subsidiaries. Except as may be set forth in the Disclosure Schedules, no event has occurred which, with notice or lapse of time or both, would constitute a default by the Company under any agreement set forth or referenced in this Section 6.27. To the Company's knowledge, the other parties to such agreements are not in breach of their respective obligations thereunder, except as could not, individually or in the aggregate, result in a material adverse effect. True and complete copies of each such agreement have been provided to Purchasers prior to the date hereof.

                  (e) Schedules 15C, 15D, 15F and 16E of the Disclosure Schedules set forth a complete and accurate list of all agreements of the Company or a Subsidiary in effect on the date hereof relating to transactions with affiliates and potential conflicts of interest. Each such agreement or arrangement is in full force and effect, and the Company, each of its Subsidiaries, and, to the Company's knowledge, the other parties thereto are in compliance with such agreements. True and complete copies of each such agreement or arrangement have been provided to Purchaser.

                  (f) There are no change of control or similar provisions in any employment, severance, stock option, stock incentive, or other agreement or arrangement to which the Company or any of its Subsidiaries is a party which would be triggered by the transactions contemplated by this Agreement. There are no Company obligations (including any payment or other obligation, forgiveness of debt, other release from obligations, or acceleration of vesting) which are created, accelerated, triggered, modified or released by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby.

         7.       Covenants.

                  7.1 Restricted Shares. Each Purchaser understands and acknowledges that the Shares have not been registered under the Act, or any state securities laws, and that they will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel reasonably satisfactory in form and substance to the Company that registration is not required for such resale. Each Purchaser agrees that it will not resell any Shares unless such resale transaction is in accordance with Rule 144 under the Act, pursuant to registration under the Act, or pursuant to another available exemption from registration. With regard to the restrictions on resales of the Shares, each Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; (ii) that the Company will issue stop transfer orders to its stock transfer agent; and (iii) that a restrictive legend will be placed on certificates representing the Shares, to the extent such restrictions apply, which legend will read substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE PROVISIONS OF RULE 144 UNDER THE ACT, COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS SUCH SALE IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE

         COMPANY IN FORM AND SUBSTANCE, THAT SUCH REGISTRATION IS
         NOT REQUIRED.

         The company will terminate such stock transfer orders and remove such legend with respect to such of the Shares as to which any of the foregoing conditions have been satisfied.

                  7.2 Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date no press release or other announcement concerning the proposed transactions will be issued (i) by the Company without advance notice to and consultation with the Purchasers or (ii) by any Purchaser without the consent of the Company. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After Closing, disclosure shall be at the sole discretion of the Company.

                  7.3 Confidentiality. Subject to the requirements of law, pending consummation of the transactions herein contemplated, each Purchaser will keep confidential, and will cause its representatives to keep confidential, all non-public information and documents obtained pursuant to Section 5.8 unless such information (i) was already known to such Purchaser, (ii) becomes available to Purchaser from other sources not known by Purchaser to be bound by a confidentiality obligation, (iii) is independently acquired by such Purchaser as a result of work carried out by any employee or representative of such Purchaser to whom no disclosure of such information has been made, (iv) is disclosed with the prior written approval of the Company or (v) is or becomes readily ascertainable from published information or trade sources. Upon any termination of this Agreement, each Purchaser will collect and deliver to the Company all documents obtained by it from the Company or any of its representatives then in their possession and any copies thereof. The covenants of this Section shall survive any termination of this Agreement pursuant to Section 11.6.

                  7.4 Use of Proceeds. The Company shall use all of the proceeds from the sale of the Shares for the funding and development of the Company's organizational infrastructure, to build out the Company's directly managed whitening centers and associated centers, and for working capital for the Company's current business.

                  7.5 Right of First Refusal. The Company shall not, directly or indirectly, without the prior written consent of Purchaser, offer, sell, or otherwise dispose of any of its equity or equity-equivalent securities (a "Subsequent Offering") for a period of eighteen (18) months after the Closing Date, except (i) the granting of options to employees, officers, directors, or consultants, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding options or warrants, (iii) shares issued in connection with the creation or capitalization of a joint venture, an acquisition of assets of a person (excluding an individual), a merger or any public offering, unless (A) the Company delivers to Purchaser a written notice (the "Subsequent Offering Notice") of its intention to effect such Subsequent Offering, which Subsequent Offering Notice shall describe in reasonable detail the proposed terms of such Subsequent Offering, the amount of proceeds intended to be raised thereunder, the person with whom such Subsequent Offering shall be effected, and a term sheet or similar document relating thereto (which shall be attached to such Subsequent Offering Notice) and (B) Purchaser shall not have notified the Company by 5:00 p.m. (Walnut Creek, CA time) within ten days after its receipt of the Subsequent Offering Notice of its willingness to provide (or to cause its sole designee to provide) financing to the Company on substantially the terms set forth in the Subsequent Offering Notice subject to completion of mutually acceptable, customary and appropriate documentation therefor. If Purchaser does not notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Offering substantially upon the terms and to the persons (or affiliates of such persons) set forth in the Subsequent Offering Notice, provided that such transaction is effected within 45 days of the date of the Subsequent Offering Notice, and such additional time period as reasonably may be required to obtain necessary regulatory or third party consents, permits or approvals.

                  7.6 Conduct of Business of the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, except as expressly contemplated by this Agreement or the Disclosure Schedules, the Company shall not do, cause or permit any of the following, or permit any of its Subsidiaries to cause or permit any of the following, in each case without the prior written consent of Purchaser:

                  (a) Material Contracts. Enter into any material contract or commitment, or violate, amend or otherwise modify or waive any of the terms of any of its material contracts, other than in the ordinary course of business consistent with past practices.

                  (b) Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than, in the case of the Company, in the ordinary course of business consistent with past practices and the Revised 1997 Stock Option and Incentive Plan of the Company.

                  (c) Exclusive Rights. Enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

                  (d)      Dispositions.   Sell,  lease,  license  or  otherwise
                           dispose of or encumber any of its properties or assets which are material individually or in the aggregate, to its business, except, in the case of the Company, in the ordinary course of business consistent with past practice;

                  (e) Indebtedness. Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

                  (f) Agreements. Enter into, terminate or amend, in a manner which will adversely affect the business of the Company or a Subsidiary: (i) any agreement or agreements involving, individually or in the aggregate, an obligation to pay or the right to receive $100,000 or more, (ii) any agreement relating to the license, transfer or other disposition or acquisition of intellectual property rights or rights to market or sell Company products, or (iii) any other agreement which is material to the business or prospects of the Company;

                  (g) Payment of Obligations. Pay, discharge or satisfy in an amount or amounts in excess of $200,000 in the aggregate for the Company and its Subsidiaries, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise)
                           arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Financial Statements;

                  (h) Capital Expenditures. Make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice;

                  (i)      Insurance.   Materially  reduce  the  amount  of  any
                           material insurance coverage provided by existing insurance policies;

                  (j) Termination or Waiver. Terminate or waive any right of substantial value, other than in the ordinary course of business;

                  (k) Employee Benefit Plans; New Hires; Pay Increases. Adopt or amend any employee benefit or stock purchase or option plan, or hire any new employee or employees, pay any special bonus or special remuneration (except payments made pursuant to written agreements outstanding on the date hereof), or increase the salaries or wage rates of its employees, except in the ordinary course of business in accordance with past practice;

                  (l) Severance Arrangements. Grant any severance or termination pay (i) to any director or officer or
                           (ii) to any other employee except (A) payments made pursuant to written agreements outstanding on the date hereof or (B) grants which are made in the ordinary course of business in accordance with its past practice;

                  (m) Acquisitions or Dispositions. Acquire or dispose of, or agree to acquire or dispose of, by merging or consolidating with, by purchasing or selling a substantial portion of the assets of, or by any other manner, the Company, any Subsidiary, or any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or dispose of or agree to acquire or dispose of any assets which are material individually or in the aggregate, to its business;

                  (n) Taxes. Other than in the ordinary course of business make or change any material election in respect of taxes, adopt or change any accounting method in respect of taxes, file any material tax return or any amendment to a material tax return, enter into any closing agreement, settle any material claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of taxes;

                  (o)      Revaluation.  Revalue  any of its  assets,  including
                           without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or

                  (p) Other. Take or agree in writing or otherwise to take, any of the actions described in Sections 7.6(a) through (p) above, or any action which would cause a material breach of its representations or warranties contained in this Agreement or prevent it from materially performing or cause it not to materially perform its covenants hereunder.

                  7.7 Calling of Special Shareholders Meeting to Adopt the New Articles. Prior to Closing, the Company shall file with the SEC a definitive proxy statement, substantially in the form of the Preliminary Proxy Statement heretofore filed with the SEC, and shall, as soon as possible under applicable SEC and AMEX rules, mail Notice of a Special Meeting of Shareholders for the purpose of amending the Company's Articles of Incorporation in the form of the New Articles.

                  7.8 Filing New Articles of Incorporation. The Company shall file the New Articles with the Utah Department of Commerce, Division of Corporations, immediately upon adoption of the New Articles by the shareholders of the Company at the Special Meeting of Shareholders.

                  7.9 Disclosure Schedule Supplements. From the date of this Agreement to the Closing Date, the Company shall amend and supplement the Disclosure Schedule attached hereto as Exhibit B on such date or dates, if any, as may be necessary to keep the disclosures made therein and in the representations and warranties contained herein true, accurate, and complete, as if they were to be made on such date or dates.

                  7.10 Copies of SEC Filings. From and after the date of this Agreement, and for so long as the Purchasers, their affiliates and permitted transferees collectively are the beneficial owners of Fifty Percent (50%) or more of the Shares, the Company shall provide to Purchasers and their permitted transferees copies of all filings made by the Company with the SEC.

         8. Purchaser's Conditions to Closing. Each Purchaser's obligations under this Agreement shall be subject to satisfaction by the Company, or waiver by the Purchaser, prior to Closing, of the following conditions precedent:

                  8.1 Approvals, Waivers, Etc. The Company shall have delivered to each Purchaser evidence of all approvals, including waivers and consents, of its board of directors, government or third parties which may be required for the sale of the Shares, in full force and effect as of the Closing Date, including but not limited to any required filings with the Federal Trade Commission.

                  8.2   Absence  of   Litigation   and   Government   Orders  or
         Proceedings. No litigation nor any order or proceeding of any governmental authority or self-regulatory organization shall have been entered or threatened or shall be pending challenging the purchase of the Shares contemplated by the Transaction Agreements or which could have a material adverse effect on the Company.

                  8.3 No Bankruptcy. The Company shall not have filed for bankruptcy protection, the appointment of a trustee or receiver, assignment for the benefit of creditors, nor have taken any other action designed to protect the Company, its property or assets from the rights of creditors; and no other person shall have made any such filing or taken any such action in respect of the Company.

                  8.4 Compliance with Covenants. The Company shall have performed or satisfied in all material respects all covenants to be performed by the Company prior to Closing under the Transaction Agreements.

                  8.5 Representations and Warranties. The representations and warranties of the Company originally made herein, without giving effect to the updating contemplated by Section 7.9, shall be true and correct in all material respects (disregarding, for purposes of such determination of materiality, all qualifications in such representations and warranties regarding "material") as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties originally made herein that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date), disregarding all changes in the representations and warranties made pursuant to Section 7.9.

                  8.6 AMEX Additional Listing Application. The Company shall have made all appropriate filings under the rules of the American Stock Exchange and shall have received notification from the Nasdaq-Amex Group that the Shares have been approved for listing, subject to notice of issuance.

                  8.7 Opinions. The Company shall have delivered to the Purchasers an opinion of counsel to the Company, satisfactory in form and substance to the Purchasers, to the effect that (i) the Company has been duly incorporated, is validly existing and in good standing in the jurisdiction of its incorporation, and, except as may be qualified therein in terms reasonably acceptable to the Purchasers, has full corporate power and authority to conduct its business as presently conducted, (ii) the Company's authorized capital consists of 50,000,000 shares of Common Stock, of which, as of the Closing Date, a stated number of shares are issued and outstanding (subject to adjustment to reflect the exercise of outstanding options or warrants in the ordinary course of business), and that the Shares, when paid for and issued, will be validly issued, fully paid and non-assessable, and that, except as theretofore disclosed to Purchasers in the Disclosure Schedules, there are no authorized nor outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or acquire common stock, nor any obligation by the Company to issue such rights, (iii) the execution, delivery, and performance of the Transaction Documents has been duly authorized by all necessary corporate action, (iv) the Transaction Documents have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary qualifications, (v) the execution, delivery, and performance of the Transaction Documents do not violate any applicable law, rule, or regulation binding on the Company, nor any determination, award, writ, decree, injunction, judgment or order of which counsel has knowledge after due inquiry, nor any indenture, lease, agreement, or other instrument to which the Company is a party of which counsel has knowledge after due inquiry, nor the Articles of Incorporation or Bylaws of the Company, (vi) except as has been obtained, no consent, approval, authorization or filing with federal, state or local governmental authorities is required by the Company for the execution, delivery, and performance by the Company of the Transaction Documents, and (vi) there is no action, proceeding, or investigation pending in the federal or state courts of Utah, nor, except as disclosed in the Disclosure Schedules, any action, proceeding, or investigation pending or overtly threatened against the Company of which counsel has knowledge after due inquiry.

                  8.9 Calling of Special Shareholders Meeting to Adopt the New Articles; No Adverse Change. At least 3 days shall have elapsed since the Company shall have filed with the SEC a definitive proxy statement, and shall have mailed Notice of a Special Meeting of Shareholders for the purpose of amending its Articles of Incorporation in the form of the New Articles attached hereto as Exhibit C and by this reference made a part hereof (see Section 6.5), during which 3-day period there shall have been no event, change, circumstance or condition regarding or relating to the proposed adoption of the New Articles which has materially and adversely affected the business, prospects, condition, affairs, operations, properties or assets of the Company.

                  8.10 Transaction Documents. The Company shall have executed and delivered the Transaction Documents, including (i) this Agreement, and (ii) the Registration Rights Agreement among the parties hereto, and the Voting and Co-sale Rights Agreement among the parties hereto and LCO Investments Ltd, such agreements under (ii) herein to be in a form mutually and reasonably acceptable to the parties hereto.

         9. Company's Conditions to Closing. The Company's obligations under this Agreement shall be subject to satisfaction or waiver, prior to Closing, of the following conditions precedent:

                  9.1 Approvals, Waivers, Etc. Purchaser shall have delivered to the Company evidence of all approvals, including waivers and consents, of third parties which may be required for the purchase of the Shares, in full force and effect as of the Closing Date, including but not limited to any required filings with the Federal Trade Commission.

                  9.2 Compliance with Covenants. Purchaser shall have performed or satisfied in all material respects all covenants to be performed by Purchaser prior to Closing under the Transaction Documents.

                  9.3 Representations and Warranties. The representations and warranties of the Purchasers shall be true and correct in all material respects (disregarding, for purposes of such determination of materiality, all qualifications in such representations and warranties regarding "material") as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date).

                  9.4 Transaction Documents. The Purchasers shall have executed and delivered the Transaction Documents, including (i) this Agreement, and (ii) the Registration Rights Agreement among the parties hereto, and the Voting and Co-sale Rights Agreement among the parties hereto and LCO Investments Ltd, such agreements under (ii) herein to be in a form mutually and reasonably acceptable to the parties hereto.

         10.      Indemnification.

                  10.1 Indemnification by the Company. The Company agrees to indemnify each Purchaser, its officers, employees and agents, and any persons controlling such Purchaser, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees, incurred on account or arising out of any inaccuracy or omission in or breach of the declarations, covenants, agreements, representations, and warranties by the Company set forth or incorporated by reference herein. The Company agrees to indemnify each Purchaser, its directors, officers and controlling persons, against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section shall survive the Closing Date and any termination of this Agreement.

                  10.2 Indemnification by Purchasers. Each Purchaser agrees to indemnify the Company, its officers, affiliates, employees and agents, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees, incurred on account or arising out of any inaccuracy or omission in or breach of the declarations, covenants, agreements, representations, and warranties by the Purchasers set forth or incorporated by reference herein. Each Purchaser agrees to indemnify the Company against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section shall survive the Closing Date and any termination of this Agreement.

         11.      General Provisions.

                  11.1 Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations and liabilities it shall have hereunder or under applicable laws, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party.

                  11.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts wholly to be performed in such state.

                  11.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

                  11.4 Entire Agreement. The Transaction Documents, the Disclosure Schedules and the other attachments referred to herein (all of which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

                  11.5 Expenses. Each party shall be responsible for and shall pay its own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement; provided, however, that whether or not the transactions contemplated by this Agreement are consummated, the Company shall, promptly upon request therefore, reimburse the Purchasers for their reasonable costs and expenses (including, without limitation, the fees and expenses of their counsel) in connection with this transaction, up to an amount not to exceed $50,000 in the aggregate. The Company shall bear all expenses in connection with the listing of the Shares on AMEX. Notwithstanding the foregoing, the Company shall pay any expenses which the Company is obligated to pay under the Registration Rights Agreement with respect to the Shares.

                  11.6 Termination. This Agreement may be terminated at any time prior to the Closing by mutual agreement of the Company and all Purchasers set forth in writing. This Agreement may also be terminated by the Company or by the Purchasers by written notice to the other parties hereto, in the event that the Closing shall not have occurred on or prior to January 31, 2000. Each provision hereof expressly stated to survive the termination, shall survive the termination of this Agreement.

                  11.7 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  11.8 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, (i) if to any Purchaser, to its address indicated on Exhibit A, or (ii) if to the Company, to its address indicated below or, in any case, at such other address as the parties may designate in writing:

                              BriteSmile, Inc
                              Attn. John Reed, CEO
                              490 North Wiget Lane
                              Walnut Creek, California

                               Fax: 925-279-2866
                               Phone: 925-941-6260



                              With copies to:



                              Jeffrey M. Jones, Esq.
                              Wayne D. Swan, Esq.
                              DURHAM, JONES & PINEGAR, P.C.
                              Key Bank Tower, Suite 800
                              50 South Main Street
                              Salt Lake City, Utah  84144
                              Phone: (801) 538-2424
                              Fax:   (801) 538-2425



         All notices and communications shall be effective as follows: When mailed, on the third business day after the day of deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

                  11.9 Severability. If any one or more of the provisions of this Agreement is determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                  11.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by any Purchaser without the prior written consent of the Company.

                  11.11 Survival of Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement and the issuance by the Company of the Shares.

         IN WITNESS WHEREOF, the parties named below have signed this Agreement as of the date first above written.



PEQUOT PRIVATE EQUITY FUND II, L.P., a "Purchaser"



         BY:      PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:     INVESTMENT MANAGER





                  By: /s/ David J. Malat
                     -----------------------------------------------------------
                     David J. Malat, Chief Financial Officer
                     Date:    January 12, 2000



PEQUOT PARTNERS FUND, L.P., a "Purchaser"



         BY:      PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:     INVESTMENT MANAGER





                  By: /s/ David J. Malat
                     -----------------------------------------------------------
                     David J. Malat, Chief Financial Officer
                     Date:    January 12, 2000



PEQUOT INTERNATIONAL FUND, INC., a "Purchaser"



         BY:      PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:     INVESTMENT ADVISOR





                  By: /s/ David J. Malat
                     -----------------------------------------------------------
                     David J. Malat, Chief Financial Officer
                     Date:    January 12, 2000

ACCEPTED AND AGREED:

BRITESMILE, INC.




By: /s/ Paul A. Boyer
   -----------------------------------------------------------------------------
   Paul A. Boyer, Chief Financial Officer
   Date:    January 12, 2000

                                    EXHIBITS







A.       Purchasers

B.       Disclosure Schedule

C.       Amended and Restated Articles of Incorporation

D.       Capitalization Table

                                    Exhibit A






Purchaser and Address            Number of Shares          Aggregate Purchase Price
Pequot Private Equity         1,666,667                     $10,000,000
Fund II, L.P.
Pequot Partners Fund,           833,333                     $ 5,000,000
L.P.
Pequot International            833,333                     $ 5,000,000
Fund, Inc.


Any Pequot Notices to:



[Name of Purchaser]
c/o Pequot Capital Management, Inc.
Attn. David J. Malat, Chief Financial Officer
500 Nyala Farm Road
Westport, CT 06880
Phone: 203-429-2200
Fax: 203-429-2400



Copies to:

Dewey Ballantine LLP
Attn: Ann Gill, Esq. or Richard B. Romney, Esq.
1301 Avenue of the Americas
New York, New York 10019-6092
Tel: 212-259-8000
Fax: 212-259-6333